EXHIBIT 99.3
                                                                    ------------

                              1-800-ATTORNEY, INC.
                          FORM 8-K - JANUARY 18, 2002

Exhibit 3.  Consulting and Confidentiality Agreement dated January 18, 2002
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                    CONSULTING AND CONFIDENTIALITY AGREEMENT

           This CONSULTING AND CONFIDENTIALITY AGREEMENT is entered into as of the 18th day of January, 2002 between 1-800-ATTORNEY, Inc., a Florida corporation ("Company") and Peter S. Balise, an individual ("Consultant").

                                   BACKGROUND

           The Company wishes to engage the Consultant as an independent advisor to the Company and the Consultant is willing to accept such engagement on the terms and conditions of this Agreement.

                                      TERMS

1.   ENGAGEMENT.

     The Company hereby engages the Consultant in an advisory capacity and the Consultant hereby accepts such engagement, upon the terms and conditions set forth in this Agreement.

2.   TERM.

     The term of this Agreement shall commence on January 18, 2002 and shall terminate on December 31, 2004 (the "Term").

3.   DUTIES.

     a. Upon reasonable request, the Consultant shall provide general advice and assistance to the Company on a variety of projects and activities as determined from time to time by the Company's Chief Executive Officer, to whom the Consultant shall report and receive his direction and project priorities. In the event the Company decides to implement strategies or make business decisions based on any opinions, advice or assistance of Consultant, the Company does so at its own risk and without any recourse against the Consultant for any opinions, advice or assistance given.

     b. During the Term, the Consultant shall reach reasonable agreement from time-to-time with the Company's CEO as to the amount of time that shall be allocated by Consultant for the Company's benefit, it being the intention of the parties that this consulting arrangement not interfere with Consultant's ability to undertake other full time employment or pursue other full time business opportunities not involving the Company, nor to restrict Consultant's ability to travel or relocate his personal residence.
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                              1-800-ATTORNEY, INC.
                          FORM 8-K - JANUARY 18, 2002

4.   INDEPENDENT CONTRACTOR.

     a. The relationship of the Consultant to the Company shall be that of an independent contractor, and neither this Agreement nor any conduct hereunder shall be deemed to create a relationship of employer-employee, partnership, joint venture or any other common enterprise. Consultant shall be responsible for payment of all taxes including Federal, State and Local taxes arising out of Consultant's activities in accordance with this Agreement.

     b. The Consultant shall have no authority to bind the Company to, or assume, enter into, or act on behalf of the Company for, any obligation, agreement or act.

5.   FEES AND EXPENSES.

     a. During the Term of this Agreement, as compensation for all services rendered by the Consultant, the Company shall pay to Consultant a fee equal to $225,000, payable as follows: $50,000 in a lump sum due upon execution of this Agreement, and $6,250 per month payable on the 15th day of each month beginning September 15, 2002, and continuing each month thereafter through December 15, 2004, to be paid by Company check timely mailed to Consultant's address set forth in Section 11 hereof or such other address as Consultant shall provide to the Company in a written change of address communication.

     b. During the term of this Agreement, the Company shall reimburse Consultant for all business expenses reasonably incurred by the Consultant in the performance of services hereunder provided that such business expenses were approved in writing by the Company. Consultant will submit to the Company a written accounting or other adequate documentary evidence of such expenses no more frequently than monthly. The Company agrees to reimburse Consultant for such expenses within fifteen (15) business days of receipt of each such expense accounting.

     c. The Company shall pay the health insurance and all other health benefits, including AFLAC, under COBRA for the Consultant for an 18-month period beginning in February 2002. These health benefits shall cease if and when the Consultant becomes covered under other insurance. The Consultant shall promptly notify the Company of any new insurance coverage.

     d. The Company shall reimburse Consultant's cell phone charges during the 12 month period beginning February 1, 2002, at the rate of $150 per month, and will reimburse amounts in excess of $150 per month for expenses on Company business. The Consultant shall be required to submit to the Company for reimbursement as a business expense, any cell phone charges in excess of $150 per month which pertain to consulting services provided hereunder.

6.   NON-COMPETITION AGREEMENT.

     a. NON-COMPETITION WITH THE COMPANY. Until December 31, 2004, the Consultant, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, shall not compete with the Company or any of its Affiliates in any line of business which is directly competitive with the business of the Company or any of its Affiliates in existence or planned as of the date of this Agreement, within any

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                              1-800-ATTORNEY, INC.
                          FORM 8-K - JANUARY 18, 2002

     metropolitan area in the United States. The Company's current business (the "Prohibited Business") is defined as the Company's bar, legal or medical print directory programs, current attorney referral service business (1-800-ATTORNEY) or the sale of specialty listings for attorneys and/or service providers to the legal profession where such listings are contained in print directories referred to above or on the Internet; provided, however, the foregoing shall not prohibit the Consultant from owning up to 5% of the securities of any publicly-traded enterprise provided the Consultant is not an executive, director, officer, consultant to such enterprise or otherwise reimbursed for services rendered to such enterprise. Affiliate shall have the meaning contained in Rule 405 under the Securities Act of 1933.

     b. SOLICITATION OF CUSTOMERS. During the periods in which the provisions of
     Section 6(a) shall be in effect, the Consultant, directly or indirectly, shall not refer Prohibited Business from any Customer to any enterprise or business other than the Company to any enterprise or business that is in direct competition with the Company's bar, legal or medical print directory programs, or attorney listings on the Internet or in print, or attorney referral service business or receive commissions based on sales or otherwise relating to the Prohibited Business from any Customer that is in direct competition with the Company's bar, legal or medical print directory programs or attorney referral service business, or any enterprise or business other than the Company. For purposes of this Agreement, the term "Customer" means any person, firm, corporation, partnership, association or other entity to which the Company or any of its Affiliates sold or provided goods or services during the twelve-month period prior to the time at which any determination is required to be made as to whether any such person, firm, corporation, partnership, association or other entity is a Customer, or who or which was approached by or who or which has approached an employee of the Company for the purpose of soliciting business from the Company or the third party, as the case may be.

     c. SOLICITATION OF EMPLOYEES. During the periods in which the provisions of
     Section 6(a) shall be in effect, the Consultant, directly or indirectly including through any Affiliate shall not solicit, hire, negotiate with, or contact any employee of the Company for the purpose of hiring them or causing them to terminate their employment relationship with the Company. However, if the Company terminates an employee, or if an employee leaves the Company for a period of six months not in relation to any solicitation by the Consultant, the Consultant may hire such employee.

     d. NO PAYMENT. The Consultant acknowledges and agrees that no separate or additional payment will be required to be made to him in consideration of his undertakings in this Section 6.

7. CONFIDENTIAL INFORMATION. During the term of this Agreement, the Confidential Information shall be held by the Consultant in the strictest confidence and shall not, without the prior written consent of the Company, be disclosed to any person other than in connection with Consultant's assigned projects and activities hereunder.

     a. CONFIDENTIAL INFORMATION. Confidential Information includes, but is not limited to, trade secrets as defined by the common law and statute in Florida or any future Florida statute, processes, policies, procedures, techniques, designs, drawings, know-how, show-how, technical information,

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                              1-800-ATTORNEY, INC.
                          FORM 8-K - JANUARY 18, 2002

     specifications, computer software and source code, information and data relating to the development, research, testing, costs, marketing and uses of the Services (as defined herein), the Company's budgets and strategic plans, and the identity and special needs of Customers, databases, data, all technology relating to the Company's businesses, systems, methods of operation, client or Customer lists, Customer information, solicitation leads, marketing and advertising materials, methods and manuals and forms, all of which pertain to the activities or operations of the Company, names, home addresses and all telephone numbers and e-mail addresses of the Company's executives, former executives, clients and former clients. In addition, Confidential Information also includes Customers and the identity of and telephone numbers, e-mail addresses and other addresses of executives or agents of Customers (each a "Contact Person") who are the persons with whom the Company's executives and agents communicate in the ordinary course of business. Confidential Information also includes, without limitation, Confidential Information received from the Company's subsidiaries and Affiliates. For purposes of this Agreement, the following shall not constitute Confidential Information (i) information which is or subsequently becomes generally available to the public through no act of the Consultant, (ii) information set forth in the written records of the Consultant prior to disclosure to the Consultant by or on behalf of the Company which information is given to the Company in writing as of or prior to the date of this Agreement, and (iii) information which is lawfully obtained by the Consultant in writing from a third party (excluding any Affiliates of the Consultant) who did not acquire such confidential information or trade secret, directly or indirectly, from Consultant or the Company. As used herein, the term "Services" shall include the Company's bar, legal and medical directory business and its attorney referral service business during the term of this Agreement.

     b. Upon termination of Consultant's engagement hereunder, for whatever reason and whether voluntary or involuntary pursuant to specific termination provisions hereof, or at any time at the request of Company's CEO, Consultant shall promptly return or destroy all Confidential Information in the possession or under the control of Consultant to Company and shall not retain any copies or other reproductions or extracts thereof, except that Consultant may keep some copies of directories published by the Company over the years and advertising sales/media kits for "show and tell" type items to be used as examples of his work product in the course of seeking employment. Consultant shall at any time at the request of Company destroy or have destroyed all memoranda, notes, reports, and documents, whether in "hard copy" form or as stored on magnetic or other media, and all copies and other reproductions and extracts thereof, prepared by Consultant.

8. BINDING EFFECT, ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the Company, its successors and assigns, including, without limitation, any person, partnership, company or corporation which may acquire substantially all of the Company's assets or business or with or into which the Company may be liquidated, consolidated, merged or otherwise combined, and shall inure to the benefit of and be binding upon the Consultant, his heirs, distributees and personal representatives. The Consultant may not assign this Agreement or any right or obligation under this Agreement.

9. WAIVER. The failure of either party to insist in any one or more instances upon performance of any terms or conditions of this Agreement shall not be construed a waiver of future performance of any

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                              1-800-ATTORNEY, INC.
                          FORM 8-K - JANUARY 18, 2002

such term, covenant or condition, and the obligations of either party with respect to such term, covenant or condition shall remain in full force and effect.

10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

11. NOTICES AND ADDRESSES. All notices and any other acts required or permitted under this Agreement shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, or if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

       To the Company:                1-800-ATTORNEY, Inc.
                                      186 Attorneys.com Court
                                      Lake Helen, Florida 32744
                                      Facsimile No.:  (386) 228-0276

       With a Copy to:                Louis T. M. Conti, Esq.
                                      Holland & Knight LLP
                                      200 South Orange Avenue, Suite 2600
                                      Orlando, Florida  32801
                                      Facsimile No.:  (407) 244-5288

       To the Consultant:             Mr. Peter S. Balise
                                      6939 Sylvan Woods Drive
                                      Sanford, Florida 32771

       With a Copy to:                Thomas A. Simser, Jr., Esq.
                                      Winderweedle, Haines, Ward & Woodman, P.A.
                                      P.O. Box 880
                                      Winter Park, Florida  32790
                                      Facsimile No.:  (407) 645-3728

12. ENTIRE AGREEMENT, MODIFICATION. This Agreement supersedes all previous agreements, negotiations or communications between Consultant and Company and contains the entire understanding and agreement between the parties with respect to its subject matter. This Agreement cannot be amended, modified or supplemented in any respect except by a subsequent written agreement entered into by both parties.

13. HEADINGS. Headings in this Agreement are for convenience only and should not be used to interpret or construe its provisions.

14. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida.

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                              1-800-ATTORNEY, INC.
                          FORM 8-K - JANUARY 18, 2002

15. SEVERABILITY. If any provision of this Agreement is held to be invalid, illegal or unenforceable, in whole or in part, such invalidity shall not affect any otherwise valid provision, and all other valid provisions shall remain in full force and effect.

16. ARBITRATION. Except for a claim for equitable relief, any controversy, dispute or claim arising out of or relating to Sections 6 and 7 of this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Orange County, Florida (unless the parties agree in writing to a different location), before three arbitrators in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding the parties agree to provide all discovery deemed necessary by the arbitrators. The decision and award made by the arbitrators shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof. The prevailing party shall be entitled to reimbursement by the other party for all reasonable costs of arbitration incurred by such prevailing party.

17. ATTORNEY'S FEES. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses.

18. SECTION AND PARAGRAPH HEADINGS. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

19. MERGER OR SALE OF THE COMPANY. In the event the Company merges into or is acquired by another company, the total outstanding balance of monies due the Consultant may, at the Company's option, be accelerated and immediately become payable to the Consultant, subject to compliance with the other terms of this Agreement, provided that, if the outstanding balance of monies due hereunder is not accelerated, the Company shall be required to negotiate, as a condition of such merger or sale, the assumption of all liabilities and obligations of the Company hereunder and shall provide written evidence of such assumption to Consultant promptly following such merger or sale.

20.  EQUITABLE RELIEF.

     a. In the event the Consultant is in breach of the terms and conditions of Sections 6 or 7 hereof, the Company shall be entitled to institute and prosecute proceedings in any court of competent jurisdiction to seek to enjoin the Consultant from breaching Sections 6 or 7 of this Agreement, provided, however, that the Company shall have no such right to institute and prosecute proceedings due to a violation by the Consultant of Sections 6 or 7 at any time the Company is in default in the payment of any amounts owed the Consultant hereunder. In the event the Company is permitted to bring such legal action, the Company shall not be required to plead or prove irreparable harm or lack of an adequate remedy at law or post a bond or other security. Nothing contained in this Section 20 shall be construed to prevent the Company from seeking such other remedy in arbitration in case of any breach of this Agreement by the Consultant, as the Company may elect. Notwithstanding anything in this Agreement to the contrary, the Company shall not be

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                              1-800-ATTORNEY, INC.
                          FORM 8-K - JANUARY 18, 2002

     permitted to terminate this Agreement nor institute and prosecute proceedings on the grounds that Consultant did not perform his consulting duties hereunder or did not do so in a manner acceptable to the Company, and in the event of any such termination or commencement of such proceedings, all amounts due Consultant hereunder during the Term shall be accelerated and shall be immediately due and payable.

     b. Any proceeding or action brought pursuant to Section 20.a above must be commenced in Orange County, Florida (unless the parties agree in writing to a different location). The Consultant and the Company irrevocably and unconditionally submit to the exclusive jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. The Consultant and the Company irrevocably waive any objection that they now have or hereafter may have to the laying of venue of any suit, action or proceeding brought in any such court and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment against the Consultant or the Company in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and the amount of any liability of the Consultant or the Company therein described, or by appropriate proceedings under any applicable treaty or otherwise.

21. DISCLOSURE OF LIABILITIES. Except as disclosed on Schedule 21 and for liabilities arising in the ordinary course of business, to the knowledge of the Consultant, the Company has no contingent liabilities in existence as of the date hereof in an amount of $5,000 or more, except for: (i) liabilities reflected on the Company's balance sheet at September 30, 2001, or the Company's balance sheet at December 31, 2001 or otherwise known or disclosed to the Company as of the date hereof; and (ii) any contingent liabilities known, as of the date hereof, to other members of the Company's Board of Directors, the Company's Chief Operating Officer, or the Company's Chief Financial Officer (individually referred to as an "Unknown Contingent Liability"). Moreover, the Consultant specifically represents and warrants to the Company that the Company has no liability to Legal Research Center, Inc. of Minneapolis, MN in excess of $7,500. In the event that a claimant makes a demand or asserts a right to be paid for an Unknown Contingent Liability, and such claimant provides reasonable evidence to the Company that Consultant knew of such Unknown Contingent Liability prior to the date of the Agreement yet failed to disclose it to the Company, the Company, after notice to the Consultant, may, pursuant to the procedure set forth in Section 22 hereof, offset the amounts of the Unknown Contingent Liability against any sums due the Consultant pursuant to this Agreement.

22. RIGHT OF SET-OFF. In the event the Consultant breaches Sections 6 or 7 of this Agreement, or in the event the Company has a right of offset pursuant to
Section 21 hereof as a result of the existence of an Unknown Contingent Liability, the Company may, after written notice to Consultant, offset any damages to the Company with the amounts otherwise payable to Consultant under this Agreement. If the Company elects its right of offset by delivery of written notice thereof, and Consultant elects to challenge such offset by commencing an arbitration proceeding challenging such offset, among other things, the provisions of Section 23 below shall be stayed until such time as the arbitration proceeding is concluded, the time to seek relief therefrom in the courts has been finally determined, and an additional five days from receipt of notice to the Company has elapsed. In the event Consultant prevails in an arbitration action challenging such offset, the late payment penalty that would have been due pursuant to Section 23 hereof shall be reinstated and owed by the Company as of the date of any non-payment.
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                              1-800-ATTORNEY, INC.
                          FORM 8-K - JANUARY 18, 2002

23. BREACH OF PAYMENT BY THE COMPANY. In the event the Company fails to pay the Consultant any and all monies within 10 days of when due, and such failure to pay is not based on a good faith belief by the Company that Consultant has breached Sections 6 or 7 of this Agreement, this Agreement shall be deemed to be in default, with no further notice required by the Consultant to the Company, and the Consultant shall be entitled to a 12% late fee on all payments past due, and the Company shall pay all reasonable collection costs incurred by Consultant, including but not limited to legal fees and costs. In the event the default is not cured within 45 days from the original due date of the payment, Sections 6 and 7 of this Agreement and Sections 7, 8 and 9 of that certain Severance Agreement of even date herewith between the Company and Consultant shall immediately become null and void and the total monies due under this Agreement shall accelerate and become due and payable to the Consultant.

24. DEATH OR DISABILITY OF CONSULTANT. The parties acknowledge that Consultant would not have entered into this Agreement but for the expectation that Consultant or his estate would be paid all amounts required to be paid hereunder. In lieu of the Company purchasing life insurance on the life of Consultant payable to Consultant's estate, and in lieu of the Company purchasing disability insurance covering Consultant, the Company agrees to pay all amounts due hereunder: (i) in the event of disability, to Consultant, when and as such amounts become due; or (ii) in the event Consultant becomes deceased during the Term, to Consultant's estate when and as such amounts become due.

25. PROPER AUTHORITY; DUE EXECUTION. The Company represents and warrants to the Consultant that this Agreement has been approved by the Company's Board of Directors and that the officer of the Company signing on behalf of the Company has been fully authorized to do so on the Company's behalf.

26. EXECUTION OF AGREEMENT. In addition to executing this Agreement below, the parties hereto shall both initial each page of this Agreement and, in the event either party makes any marked up changes hereto, both parties shall initial each such change.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written. COMPANY:

                                 1-800-ATTORNEY, Inc.


                                 By:  /s/ James M. Koller
                                      -------------------------------------
                                      James M. Koller, CFO & Treasurer

                                 CONSULTANT:


                                 By:  /s/ Peter S. Balise
                                      -------------------------------------
                                      Peter S. Balise

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                              1-800-ATTORNEY, INC.
                          FORM 8-K - JANUARY 18, 2002

                                   Schedule 21


1.   American Express bills, including:

         o      Auto repair / service
         o      Gas
         o      Restaurants
         o      Lodging
         o      Auto rental

2.   Photobooks - Internet / web work


























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